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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2001


                        PAXSON COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                           1-13452                    59-3212788
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(State or other                    (Commission                  IRS Employer
jurisdiction of                    File Number)               Identification No.
incorporation)


            601 Clearwater Park Road, West Palm Beach, FL 33401-6233
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 659-4122

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
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         On July 12, 2001, the Registrant issued the following press release:

FOR IMMEDIATE RELEASE:
----------------------
For further information, please contact:     Investor Contact:
Nancy Udell                                  Tom Severson
V.P., Publicity                              S.V.P. & Chief Financial Officer
(561) 682-4419                               (561) 682-4339, Fax: (561) 682-4145



                     PAXSON COMPLETES $560 MILLION FINANCING
            PAXSON COMMUNICATIONS CLOSES $360 MILLION BANK FINANCING
    AND OFFERING OF $200 MILLION 10 3/4% SENIOR SUBORDINATED NOTES, DUE 2008

(West Palm Beach, FL-July 12, 2001) - Paxson Communications Corporation (AMEX -
PAX) announced today that it completed a $560 million financing consisting of a $360 million bank credit facility and a $200 million offering of 10 3/4% Senior Subordinated Notes, due 2008. Proceeds from the 10 3/4% Senior Subordinated Notes offering and the initial funding under the new bank credit facility were used to refinance all of the company's indebtedness and obligations under its previously existing credit facilities, the company's 11 5/8% Senior Subordinated Notes, and the company's 12% redeemable preferred stock, as well as pay premiums, fees and expenses in connection with the refinancing.

Tom Severson, Senior Vice President and CFO said, "We are pleased that we successfully refinanced our existing debt and cash paying 12% redeemable preferred stock and we now have no securities scheduled to mature until 2006. Our refinancing allowed us to simplify our capital structure and reduce our cost of this capital by nearly 200 basis points. The success of this financing clearly reflects the strength of our core operations, the significant value of our assets and the progress of our strategic relationship with NBC."

The $360 million bank credit facility consists of a $25 million revolving credit facility, maturing June 2006, a $50 million delay draw Term A facility, maturing December 2005 and a $285 million Term B facility, maturing June 2006. The revolving credit facility will be available for general corporate purposes and the Term A facility will be available to fund capital expenditures.

The 10 3/4% Senior Subordinated Notes are due in 2008 and interest on the notes is payable on January 15 and July 15 of each year, beginning on January 15, 2002.




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The 10 3/4% Senior Subordinated Notes have not been registered under the
Securities Act of 1933, as amended, and were sold to "Qualified Institutional Buyers" (as defined under Rule 144A under the Securities Act) and outside of the United States in accordance with Regulation S under the Securities Act.

ABOUT PAXSON COMMUNICATIONS CORPORATION

Paxson Communications Corporation owns and operates the nation's largest broadcast television station group and PAX TV, the newest broadcast television network that launched in August of 1998. PAX TV reaches 84% of U.S. prime-time television households via nationwide broadcast television, cable and satellite distribution systems. Paxson owns and operates 68 stations (including three stations operated under time brokerage agreements), 51 of which operate under Joint Sales Agreements (JSA) primarily with NBC stations in their market. In September of 1999, Paxson entered into a strategic relationship with NBC and through this relationship, PAX TV and NBC have shared the premiere of the dramatic series "Mysterious Ways," special PAX TV runs of original NBC TV movies and sports programs and the hit prime-time quiz show, "Weakest Link." In addition, PAX TV airs its own original programming including "Miracle Pets," "Twice In A Lifetime," "It's A Miracle," "Encounters with the Unexplained," "Candid Camera" and "Doc," starring recording artist Billy Ray Cyrus.

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS," WITHIN THE MEANING OF FEDERAL SECURITIES LAWS, THAT INVOLVE RISKS AND UNCERTAINTIES. ALL STATEMENTS HEREIN, OTHER THAN THOSE CONSISTING SOLELY OF HISTORICAL FACTS, THAT ADDRESS ACTIVITIES, EVENTS OR DEVELOPMENTS THAT THE COMPANY EXPECTS OR ANTICIPATES WILL OR MAY OCCUR IN THE FUTURE, INCLUDING SUCH THINGS AS BUSINESS STRATEGY, MEASURES TO IMPLEMENT STRATEGY, COMPETITIVE STRENGTHS, GOALS, REFERENCES TO FUTURE SUCCESS AND OTHER EVENTS MAY BE FORWARD-LOOKING STATEMENTS. STATEMENTS HEREIN ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSIS MADE BY THE COMPANY IN LIGHT OF ITS EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS AND POTENTIAL FUTURE DEVELOPMENTS, AS WELL AS OTHER FACTORS IT BELIEVES ARE APPROPRIATE IN THE CIRCUMSTANCES.

HOWEVER, WHETHER ACTUAL RESULTS, EVENTS AND DEVELOPMENTS WILL CONFORM WITH THE COMPANY'S EXPECTATIONS IS SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES AND IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS AND DEVELOPMENTS TO DIFFER MATERIALLY FROM THOSE REFERENCED IN, CONTEMPLATED BY OR UNDERLYING ANY FORWARD-LOOKING STATEMENTS HEREIN, INCLUDING, AMONG OTHERS, THE CONTINUED DEVELOPMENT AND VIABILITY OF THE COMPANY'S TELEVISION OPERATIONS, THE COMPANY'S ABILITY TO MANAGE ITS GROWTH, THE COMPANY'S HIGH LEVEL OF INDEBTEDNESS, RESTRICTIONS IMPOSED ON THE COMPANY BY THE TERMS OF ITS INDEBTEDNESS AND PREFERRED STOCK, THE IMPACT OF GOVERNMENT REGULATIONS, INDUSTRY AND ECONOMIC CONDITIONS, COMPETITION, CHANGES IN OPERATING EXPENSES, AND OTHER FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. CONSEQUENTLY, ALL FORWARD-LOOKING STATEMENTS MADE HEREIN ARE QUALIFIED BY THESE CAUTIONARY STATEMENTS AND THERE CAN BE NO ASSURANCE THAT THE ACTUAL RESULTS, EVENTS OR DEVELOPMENTS REFERENCED HEREIN WILL OCCUR OR BE REALIZED.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PAXSON COMMUNICATIONS CORPORATION
                                      (Registrant)


                                      By: /s/ Thomas E. Severson
                                          --------------------------------------
                                          Thomas E. Severson
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer


                                      Date:  July 18, 2001







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